                               FIRST AMENDMENT TO
                              MANAGEMENT AGREEMENT

         This FIRST AMENDMENT TO MANAGEMENT AGREEMENT, dated effective as of the
13th day of May, 2004 (the "Effective Date"), is made by and between Pinnacle
Towers Acquisition Holdings LLC (as successor in interest to Pinnacle Towers
Acquisition Inc.), for itself and on behalf of any of its operating subsidiaries and affiliates (hereinafter "PTAH") and Global Signal Services LLC ("GSS"), assignee of Pinnacle Towers Inc.

         WHEREAS, PTAH and GSS are parties to that certain Management Agreement
("Agreement"), dated September 25, 2003, between Pinnacle Towers Acquisition
Inc. and Pinnacle Towers Inc., which Agreement was validly assigned from
Pinnacle Towers Inc. to Global Signal Services LLC on February 5, 2004;

         WHEREAS, PTAH and GSS desire to amend said Agreement to reflect rates that are more consistent with market pricing;

         NOW, THEREFORE, for a good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.       Schedule A of the Agreement is hereby stricken and replaced it its entirety with the attached Schedule A to this First Amendment to Management
Agreement; and

2.       Except as hereby amended, said Agreement shall remain as originally written, in full force and effect.

Executed the 13th day of May, 2004, but effective as of the Effective Date.

PINNACLE TOWERS ACQUISITION              GLOBAL SIGNAL SERVICES LLC
HOLDINGS LLC

By:   /s/ David J. Grain                 By:   /s/ William T. Freeman
   ------------------------------           -----------------------------------
Name:   David J. Grain                   Name:   William T. Freeman
Title:  President                        Title:  EVP, CFO & Assist. Secretary

                                   SCHEDULE A

MONTHLY SERVICE FEE - 10% OF OPERATING REVENUES LESS THE STRAIGHT LINE REVENUE
ADJUSTMENT REQUIRED TO BE RECORDED UNDER SFAS 13.

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